Exhibit 10.1

独家业务合作协议 Exclusive Business Cooperation Agreement 本独家业务合作协议（下称“本协议”）由以下双方于 2020 年 9 月 30 日 在中华人民共和国（下称“中国”）深圳市签署。 This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on September 30, 2020, in Shenzhen, the People’s Republic of China (“China” or the “PRC”). 甲方：易佳特（深圳）电子科技有限公司 地址：深圳市南山区蛇口街道渔一社区后海大道 1021 号 BC 座 C405-Y2 Party A: Eigate （Shenzhen）Electronic Technology Co., Ltd. Address:C405-Y2, BC, #1021 Houhai Avenue, Yuyi Community, Shekou Street, Nanshan District, Shenzhen 乙方：深圳易佳特科技有限公司 地址：中国广东省深圳市宝安区沙井街道建安路 14 号 B3 栋 1-4 层 Party B:Shenzhen Yi Jia Technology Co., Ltd. Address:1-4F, Building B3, No.14 Jian'an Road, Shajing Street, Bao'an District, Shenzhen, China 甲方和乙方以下各称为“一方”，统称为“双方”。 In this Agreement, each of Party A and Party B shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively. 鉴于： Whereas, 1.甲方是一家在中国成立的外商独资企业，拥有提供与电子烟有关的技术开 发、技术服务和技术咨询的能力、经验和资源； Party A is a wholly foreign-owned enterprise established in China, and has sufficient capacity, experience and resources for the R&D of electronic cigarettes and for providing technical development, technical services and consultation in relation to electronic cigarettes; 2.乙方是一家在中国成立的内资公司，经中国有关政府部门登记可以从事的 一般经营的项目是：家用电器、数码产品、微型投影机、电热水龙头、电 子烟及相关配件、热水宝的研发与销售、国内贸易货物及技术进出口（法 律、行政法规、国务院决定规定在登记前须经批准的项目除外）；许可经 营的项目是：二类医疗器械的生产与销售 、雾化器、家用电器、数码产 品、微型投影机、电热水龙头、电子烟及相关配件、热水宝的生产。乙方 目前及在本协议有效期内的任何时候所经营并发展的所有业务活动以下合 称“主营业务”； Party B is a company established in China with exclusive domestic capital and as registered with the relevant PRC government authorities, is permitted to engage in household electrical appliances, digital products, micro projectors, electric faucets, electronic cigarettes and related accessories, hot water treasure, import and export of goods and technology for domestic trade (except for those items required to be approved by laws, administrative regulations and decisions of the State Council prior to registration); the production and sale of Class II medical devices, nebulizers, household appliances, digital products, micro projectors, electric faucets, electronic cigarettes and related accessories, the production of hot water treasure. The businesses conducted by Party B currently and at any time during the term of this Agreement are collectively referred to as the “Principal Business”; 3.甲方同意利用其技术、人员和资源优势，在本协议期间向乙方提供有关主 营业务的独家技术开发、支持、咨询和其他相关服务，乙方同意接受甲方 或其指定方按本协议条款的规定提供的各种服务。 Party A is willing to provide Party B with technical development, technical support, management consultation and other related services on an exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, team, and resources, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein. 据此，甲方和乙方经协商一致，达成如下协议： Now, therefore, through mutual discussion, the Parties have reached the following agreements: 1.服务提供 Services Provided by Party A 1.1按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的 独家服务提供者向乙方提供全面的技术支持、咨询服务和其他相关服 务，包括但不限于以下内容： Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with comprehensive technical support, consulting services and other related services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, including but not limited to the following: (1)许可乙方使用甲方拥有合法权利的与主营业务有关的技术和软 件； Licensing Party B to use the technology and software legally owned by Party A in relation to the Principal Business; (2)为乙方主营业务所需的技术进行设计、开发、维护与更新，并提 供相关技术咨询和技术服务； Design, development, maintenance and updating of technologies necessary for Party B’s Principal Business, and provision of related technical consultation and technical services; (3)计算机网络系统及相关数据库的设计、安装和日常管理、维护、 更新；

Design, installation, daily management, maintenance and updating of network systems and related database; (4) 乙方相关人员的技术支持和专业培训； Technical support and training for employees of Party B; (5)协助乙方进行有关的技术和市场信息的收集与调研（中国法律限 制外商独资企业从事的市场调查除外）； Assisting Party B in collection and research of technology and market information (excluding market research business that wholly foreign-owned enterprises are restricted from conducting under PRC law); (6) 为乙方提供企业管理咨询； Providing business and management consultation for Party B; (7) 为乙方提供市场营销和推广服务； Providing marketing and promotional services for Party B; (8) 开发和测试新产品； Development and testing of new products; (9) 设备、资产出租；和 Leasing of equipments or properties; and (10) 在中国法律允许的情况下，其他应乙方要求而不时提供的其他相 关服务。 Other related services requested by Party B from time to time to the extent permitted under PRC law. 1.2乙方接受甲方提供的服务。双方同意，甲方可以指定其关联方或者其 他合格的服务提供方（该被指定方可以与乙方签署本协议第 1.3 条描 述的一些协议）为乙方提供本协议约定的服务。乙方进一步同意，除 非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他 事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或 类似的服务，并不得与任何第三方就本协议所述事项建立任何相同或 类似的合作关系。 Party B agrees to accept all the services provided by Party A. The Parties agree that Party A may appoint or designate its affiliates or other qualified parties to provide Party B with the services under this Agreement (the parties designated by Party A may enter into certain agreements described in Section 1.3 with Party B). Party B further agrees that unless with Party A’s prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar services provided by any third party and shall not establish same or similar corporation relationships with any third party regarding the matters contemplated by this Agreement. 1.3服务的提供方式

Service Providing Methodology 1.3.1 甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲 方或甲方指定的其他方进一步签订服务协议，对各项服务的具体 内容、方式、人员、收费等进行约定。 Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, methods, personnel, and fees for the specific services. 1.3.2 为更好地履行本协议，甲乙双方同意，视情况而定，乙方在本协 议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时 签署设备、资产的租用协议，由甲方将有关的设备、资产提供给 乙方使用。 To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property lease agreements with Party A or any other party designated by Party A which shall permit Party B to use Party A’s relevant equipment or property based on the business needs of Party B. 1.3.3 乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购 买权，甲方可在中国法律法规允许的范围内，由甲方自行选择， 向乙方购买任何部分或全部资产和业务，作价为中国法律允许的 最低价格。届时双方将另行签订资产或业务转让合同，对该资产 转让的条款和条件进行约定。 Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A’s sole discretion, any or all of the assets and business of Party B, to the extent permitted under PRC law, and at the lowest purchase price permitted by PRC law. The Parties shall then enter into a separate assets or business transfer agreement, specifying the terms and conditions of the transfer of the assets. 2.服务的价格和支付方式 The Calculation and Payment of the Service Fees 2.1在本协议有效期内，乙方应向甲方支付的费用应按如下方式计算： The fees payable by Party B to Party A during the term of this Agreement shall be calculated as follows: 2.1.1 对本协议下甲方提供的服务，乙方应按年度（或者在双方另行约 定的其他时间）向甲方支付服务费。每年（或者双方另行约定的 其他期间内）支付的服务费由管理费和服务提供费组成，具体金 额由甲方根据以下因素合理确定。甲方可以另行向乙方出具确认

函和/或账单，标明每个服务期间应支付的服务费金额；具体的 服务费也可以于双方另行签署的相关合同中约定。 In consideration for the services provided by Party A hereunder, Party B shall pay a service fee to Party A on annual basis (or at any time agreed by the Parties). The service fees for each year (or for any other period agreed by the Parties) shall consist of a management fee and a fee for services provided, which shall be reasonably determined by Party A based on the following factors. Party A may provide separate confirmation letter and/or invoice to Party B to indicate the amount of service fees due for each service period; or the amount of services fees may be as set forth in the relevant contracts separately executed by the Parties. (1) 服务的复杂程度及难度； Complexity and difficulty of the services provided by Party A; (2) 甲方雇员的级别和提供该等服务所需的时间； Seniority of and time consumed by the employees of Party A providing the services; (3) 服务的具体内容、范围和商业价值； Specific contents, scope and value of the services provided by Party A; (4) 相同种类服务的市场参考价格； Market price of the same type of services; (5) 乙方的经营情况。 Operation conditions of Party B. 2.1.2 如果甲方向乙方转让、许可技术或者受乙方委托进行软件或其他 技术开发或者向乙方出租设备、资产，则技术转让费、许可费、 委托开发费用或租金应由双方另行根据实际情况确定和/或在双 方另行签署的相关合同中列明。 If Party A transfers or licenses technology to Party B, develops software or other technology as entrusted by Party B, or leases equipments or properties to Party B, the technology transfer price, license price, development fees or rent shall be determined by the Parties separately based on the actual situations and/or set forth in the relevant contracts separately executed by the Parties. 3.知识产权和保密条款 Intellectual Property Rights and Confidentiality Clauses 3.1在双方履行本协议过程中产生、创造或开发的任何和所有知识产权或 无形资产（包括但不限于著作权、专利权、专利申请权、软件、技术 秘密、商业机密及其他），甲方均享有独立的、排他的和完整的所有 权、权利和利益（在中国法律不禁止的范围内）。除非经甲方明确授

权，对于甲方为提供本协议下的服务而使用的属于甲方的知识产权， 乙方不享有任何权益。为确保甲方在本条下的权利，如果必要，乙方 应签署所有适当的文件，采取所有适当的行动，递交所有申请和备 案，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认 为是必要的行为，以将任何对该等知识产权和无形资产的所有权、权 利和权益赋予甲方，和/或完善对甲方此等知识产权权利和无形资产的 保护（包括将该知识产权权利和无形资产登记在甲方名下）。 Party A shall have sole, exclusive and complete ownership, rights and interests in any and all intellectual properties or intangible assets arising out of or created or developed during the performance of this Agreement by both Parties, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others (to the extent not prohibited by the PRC laws). Unless expressly authorized by Party A, Party B is not entitled to any rights or interests in any intellectual property rights of Party A which are used by Party A in providing the services pursuant to this Agreement. To ensure Party A’s rights under this Section, where necessary, Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A at its sole discretion, for the purposes of vesting the ownership, right or interest of any such intellectual property rights and intangible assets in Party A, and/or perfecting the protections of any such intellectual property rights and intangible assets for Party A (including registering such intellectual property rights and intangible assets under Party A’s name). 3.2双方承认及确认有关本协议、本协议内容以及彼此就准备或履行本协 议而交换的任何口头或书面资料均被视为保密信息。双方应对所有该 等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第 三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知 悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b) 根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需 披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、 董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、 法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股 东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承 担违约责任。 The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement. 4.陈述和保证 Representations and Warranties 4.1甲方陈述、保证和承诺如下： Party A hereby represents, warrants and covenants as follows: 4.1.1 甲方是按照中国法律合法成立并有效存续的外商独资企业；甲方 或其指定的服务提供方将在根据本协议提供任何服务前获得提供 该等服务所需的全部政府许可、证照（若需）。 Party A is a wholly foreign-owned enterprise legally established and validly existing in accordance with the laws of China; Party A or the service providers designated by Party A will obtain all government permits and licenses necessary for providing the service under this Agreement (if required) before providing such services. 4.1.2 甲方已采取必要的公司行为，获得必要的授权，并取得第三方和 政府部门的同意及批准（若需）以签署，交付和履行本协议；甲 方对本协议的签署，交付和履行并不违反法律法规的明确规定。 Party A has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party A’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation. 4.1.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强 制执行的义务。 This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable against it in accordance with its terms. 4.2乙方陈述、保证和承诺如下： Party B hereby represents, warrants and covenants as follows: 4.2.1. 乙方是按照中国法律合法成立且有效存续的公司，乙方获得并将 维持从事主营业务所需的全部政府许可、证照。 Party B is a company legally established and validly existing in accordance with the laws of China and has obtained and will maintain all permits and licenses for engaging in the Principal Business in a timely manner. 4.2.2. 乙方已采取必要的公司行为，获得必要的授权，并取得第三方和 政府部门的同意及批准（若需）以签署，交付和履行本协议；乙 方对本协议的签署，交付和履行并不违反法律法规的明确规定。 Party B has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party B’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation. 4.2.3. 本协议构成对其合法、有效、有约束力并依本协议之条款对其强 制执行的义务。 This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it in accordance with its terms. 5.协议期限 Term of Agreement 5.1本协议自双方正式签署之日起生效。除非依据本协议或双方签订的其 他协议提前终止，本协议有效期为三十（30）年。除非甲方在期限届 满之前书面同意本协议到期终止，本协议的有效期在届满时应自动再 延续三十（30）年。 This Agreement shall become effective upon execution by the Parties. Unless earlier terminated in accordance with the provisions of this Agreement or other agreements separately executed between the Parties, the term of this Agreement shall be thirty (30) years. Unless agreed by Party A in writing before the expiration of the term that this Agreement shall terminate upon expiration of its term, the term of this Agreement shall automatically be extended for another thirty (30) years upon expiration date. 5.2如果在本协议有效期内，任何一方的经营期限届满之前，该方应及时 续展其经营期限，并尽最大努力获得主管部门对续展的批准并完成登 记，以使本协议得以继续有效和执行。如一方续展经营期限之申请未 获任何主管部门批准，则本协议应于该方经营期限届满之时终止。 During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof and endeavor to obtain the approval of, and complete registration with, the competent authorities for such renewal, so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for the renewal of its operation term is not approved by the competent government authorities. 5.3在本协议终止之后，双方在第 3、6、7 条和本第 5.3 条下的权利和义 务将继续有效。

The rights and obligations of the Parties under Sections 3, 6, 7 and this Section 5.3 shall survive the termination of this Agreement. 6.适用法律和争议解决 Governing Law and Resolution of Disputes 6.1本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用 中国的法律。 The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China. 6.2因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好 协商的方式加以解决。如果无法通过协商解决，则任何一方均可将有 关争议提交给华南国际经济贸易仲裁委员会，由该会按照其届时有效 的仲裁规则仲裁解决。仲裁的开庭地点为深圳。仲裁裁决是终局性 的，对双方均有约束力。 In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the South China International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Shenzhen. The arbitration award shall be final and binding on both Parties. 6.3因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除 争议的事项外，双方仍应继续行使各自在本协议项下的其他权利并履 行各自在本协议项下的其他义务。 Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement. 7.违约责任和补偿 Breach of Agreement and Indemnification 7.1若乙方实质性违反本协议项下的任何一项约定，或不履行、不完全履 行或迟延履行本协议项下的任何一项义务，即构成乙方在本协议下的 违约。甲方有权要求乙方补正或采取补救措施。如在甲方向乙方发出 书面通知并提出补正要求后的十（10）天内（或甲方要求的其他合理 期限内）乙方仍未补正或采取补救措施，则甲方有权自行决定 (1) 终 止本协议，并要求乙方给予全部的损害赔偿；或者 (2) 要求强制履行 乙方在本协议项下的义务，并要求乙方给予全部的损害赔偿。本条不 妨碍甲方在本协议下任何其他权利。

If Party B materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of Party B. Party A is entitled to require Party B to rectify or take remedial measures. If Party B fails to rectify or take remedial measures within ten (10) days after Party A delivers a written notice to Party B and requires for rectification (or within any other reasonable period required by Party A), Party A is entitled to, at its sole discretion, (1) terminate this Agreement and require Party B to compensate all the losses; or (2) require specific performance of the obligations of Party B under this Agreement and require Party B to compensate all the losses. This Section shall not prejudice any other rights of Party A under this Agreement. 7.2除非法律另有规定，乙方在任何情况均不得单方面终止或解除本协 议。 Unless otherwise required by the applicable laws, Party B shall not unilaterally terminate this Agreement in any event. 7.3就甲方根据本协议向乙方提供的服务所产生或引起的第三方针对甲方 的诉讼、索赔或其他请求而招致的任何损失、损害、责任或费用都应 由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责 任或费用是因甲方的重大过失或故意不当行为而产生的。 Party B shall indemnify Party A and hold Party A harmless from any losses, damages, obligations or expenses caused by any lawsuit, claims or other demands raised by any third party against Party A arising from or caused by the services provided by Party A to Party B pursuant this Agreement, except where such losses, damages, obligations or expenses arise from the gross negligence or willful misconduct of Party A. 8.不可抗力 Force Majeure 8.1若由于地震、台风、洪水、火灾、流行病、战争、暴乱、罢工以及其 他任何无法预见并且是受影响方无法防止亦无法避免的不可抗力事件 （下称“不可抗力”），而致使本协议任何一方不能履行、不能完全 履行或延迟履行本协议时，则受上述不可抗力影响的一方不对此承担 责任。但该受影响的一方须立即毫不迟延地向另外一方发出书面通 知，并须在发出该书面通知后十五（15）天内向另外一方提供不可抗 力事件的详情和相关证明文件，解释其此种不能履行、不能完全履行 或需要迟延履行的原因。 In the case of any force majeure events (“Force Majeure”) such as earthquakes, typhoons, floods, fires, flu, wars, riots, strikes or any other events that cannot be predicted and are unpreventable and unavoidable by the affected Party, which causes the failure of either Party to perform or completely perform this Agreement or perform this Agreement on time, the Party affected by such Force Majeure shall not be liable for this. However, the Party affected by such Force Majeure shall give the other Party written notices without any delay, and shall provide details and related documents evidencing such event within 15 days after sending out such notice, explaining the reasons for such failure of, partial or delay of performance. 8.2若主张不可抗力的一方未能根据以上规定通知另一方并提供适当的证 明，其不得免于其因不能履行、不能完全履行或延迟履行其在本协议 项下义务的责任。受不可抗力影响的一方应作出合理的努力，以减低 该不可抗力造成的后果，并在该不可抗力终止后尽快恢复履行所有有 关义务。如受不可抗力影响的一方在因不可抗力而暂免履行义务的理 由消失后未有恢复履行有关义务，该方应就此向另一方承担责任。 If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from the non-performance, incomplete performance or delay of performance of its obligations hereunder. The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured. Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party shall be liable to the other Party. 8.3不可抗力发生时，双方应立即互相协商，以求达致公平解决方案，并 须作出一切合理努力，尽量减低该不可抗力造成的后果。 In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure. 9.通知 Notices 9.1本协议项下要求的或与本协议有关的所有通知和其他通信应通过专人 递送、挂号邮寄、邮资预付、商业快递服务、传真或电子邮件的方式 发到该方以下所列地址。该等通知视为有效送达的日期按如下方式确 定： All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows: 9.1.1 通知如果是以专人递送发出的，则以在下列地址被接收，或留置 于下列地址之日，为有效送达日； Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below;

9.1.2 通知如果是以快递服务、挂号邮寄、或邮资预付发出的，则以在 下列地址被接收、拒收或因任何原因被退件之日，为有效送达 日； Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below; 9.1.3 通知如果是以传真发出的，则以向下列传真号码成功传送之日为 有效送达日（应以自动生成的传送确认信息为证）。通知如果是 以传电子邮件发出的，则在发件一方收到系统信息显示发件成功 或在 24 小时内未收到表明电子邮件未被送达或被退回的系统信 息的情况下，以电子邮件成功传送之日为有效送达日。 Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email. 9.2为通知的目的，双方地址如下： For the purpose of notices, the addresses of the Parties are as follows: 甲方：易佳特（深圳）电子科技有限公司 Party A: Eigate （Shenzhen）Electronic Technology Co., Ltd. 地址：深圳市南山区蛇口街道渔一社区后海大道 1021 号 BC 座 C405-Y2 Address: C405-Y2, BC, #1021 Houhai Avenue, Yuyi Community, Shekou Street, Nanshan District, Shenzhen 收件人： [**] Attn: [**] 传真：[**] Fax: [**] 电子邮件：[**] Email: [**] 乙方：深圳易佳特科技有限公司 Party B:Shenzhen Yi Jia Technology Co., Ltd. 地址：中国广东省深圳市宝安区沙井街道建安路 14 号 B3 栋 1-4 层 Address:1-4F, Building B3, No.14 Jian'an Road, Shajing Street, Bao'an District, Shenzhen, China 收件人：[**] Attn: [**] 传真：[**] Fax: [**] 电子邮件[**]：

Email: [**] 9.3任何一方可按本条规定的方式随时给另一方发出通知来改变其接收通 知的地址。 Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms of this Section. 10. 协议的转让 Assignment 10.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征 得甲方的书面同意。 Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party. 10.2 乙方在此同意，除非适用法律另有明确规定，甲方可以向第三方转让 其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方 发出书面通知，并且无需再就该等转让征得乙方的同意。 Party B agrees that unless expressly required by the applicable laws otherwise, Party A may assign its obligations and rights under this Agreement to any third party and in case of such assignment, Party A is only required to give written notice to Party B and does not need any consent from Party B for such assignment. 11. 协议的分割性 Severability 如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定 为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行 性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法 律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不 可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无 效、不合法或不能强制执行的规定所产生的经济效果相似。 In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions. 12. 协议的修改、补充 Amendments and Supplements

对本协议作出的任何修订、修改与补充，必须经每一方以书面方式作出。 经过双方签署的有关本协议的修改协议和补充协议是本协议的组成部分， 具有与本协议同等的法律效力。 Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement. 13. 继任者 Successors 本协议的条款对各方及各方各自的继任者和经允许的受让方具有约束力， 并对其有效。 The terms of this Agreement shall be binding on the Parties hereto and their respective successors and permitted assigns, and shall be valid with respect to the Parties and each of their successors and permitted assigns. 14. 语言和副本 Language and Counterparts 本协议以中文和英文书就，一式两份，甲乙双方各持一份。如果中文版本 和英文版本之间有任何不一致，以中文版本为准。 This Agreement is written in both Chinese and English language in two copies, each Party having one copy. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

. :IJBm*BMWT**ft* ,g-f'F111,i)( #tIP '.£J ,ffBf§o IN WITNESS WHEREOF, the Patties have caused their authori zed representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written . Efl:IJ:tE*f C1*:fJll) itT-f-H0 Party A: Eigate(Shenzhen) Electronic Technology Co., Ltd. -'¥ : By : i.16: Name:Quanfang LIU IiJHfL :¥!1 * A Title : Legal Representative "G:/J:1*:fJ!l tE*ff4tt1f0 Party B: Shenzhen Yi Jia Technology Co., Ltd. -'¥: By : 9136: Name: IiJl{fl: Mi{:n Quanfang LIU t!f *A Title : Legal Representative